Exhibit 99.1

TRANSCRIPT

Conference Call Transcript

NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Event Date/Time: Apr. 14. 2008 / 2:00PM PT

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

CORPORATE PARTICIPANTS

Julie Cunningham

Novatel Wireless - VP Communications, IR

Peter Leparulo

Novatel Wireless - CEO

Brad Weinert

Novatel Wireless - President

Ken Leddon

Novatel Wireless - CFO

CONFERENCE CALL PARTICIPANTS

Anthony Stoss

Craig-Hallum Capital Group - Analyst

Matt Hoffman

Cowen and Company - Analyst

Samuel Wilson

JMP Securities - Analyst

George Iwanyc

Oppenheimer - Analyst

John Bright

Avondale Partners - Analyst

Mike Walkley

Piper Jaffray - Analyst

Kevin Dede

Merriman Curhan Ford & Co. - Analyst

PRESENTATION

Operator

Good afternoon, ladies and gentlemen. Thank you for standing by. Welcome to the Novatel Wireless Preliminary First Quarter 2008 Results Conference Call. (OPERATOR INSTRUCTIONS) I’d now like to turn the conference over to Julie Cunningham. Go ahead.

Julie Cunningham - Novatel Wireless - VP Communications, IR

Good afternoon. Joining me on the call today are Peter Leparulo, newly-announced Chief Executive Officer; Brad Weinert, President; and Ken Leddon, Chief Financial Officer. As a reminder, this conference call is being broadcast on Monday, April 14, 2008, over the phone and the Internet to all interested parties.

The information shared in this call is effective as of today’s date and will not be updated. During the call, non-GAAP financial measures will be discussed. Reconciliations to the most directly comparable GAAP financial measures are available on the Investor Relations page of our website at www.novatelwireless.com. The audio replay of this call will be archived there for 15 days.

Today’s discussion may contain forward-looking statements. These forward-looking statements are not historical facts, but rather are based on the Company’s current expectations and beliefs. The Company’s actual results may differ materially. Please refer to our SEC filings for a detailed discussion of potential risks. Now, I’d like to introduce Peter Leparulo, Chief Executive Officer of Novatel Wireless.

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Peter Leparulo - Novatel Wireless - CEO

Thank you, Julie, and thank you, everyone, for being on the call on such short notice. I’m very disappointed to report preliminary results for the first quarter which are below our expectations. Currently, we expect to report revenues of approximately $91 million, GAAP EPS in the range of $0.13 to $0.15 per share, and non-GAAP EPS of $0.16 to $0.18 per share.

The revenue shortfall was a result of a number of factors. First, one of our carrier partners in Europe delayed the launch of our MC930D products into their network. That delay, which was due to technical issues unrelated to our products, pushed back approximately $10 million in orders. We have already begun shipping these orders in the new quarter.

Secondly, we are between product cycles with one of our key partners. Demand has shifted to lower-end products at many carriers. And while our MCD3000 continues to sell well, sales of our Enterprise class MC727 products were lower than expected at one key customer.

Compounding these two issues, we clearly did not adequately execute both from an operations basis and with our sales effort, especially toward the end of the quarter. In some cases, we did not have the right products for the right customers. We were also not able to close other pieces of business in a timely fashion before the quarter end.

Everyone around this table agrees that better execution is required for this unforgiving market, where carriers are looking to maintain leaner inventories.

Moving forward, there are some positive trends in the marketplace. We believe that our market continues to grow and that the importance of wireless data to our carrier partners expands every quarter. Additionally, the pace of innovation in our industry continues to evolve rapidly, encouraging the type of product differentiation and market leadership that has allowed Novatel Wireless to rapidly grow over the last two years.

Further, we are encouraged by the opportunities for growth in complementary markets outside of carriers using our technology to tie together new services with hosted content in new devices.

To capitalize on the market opportunities and improve our operational performance, we are making changes at Novatel Wireless. I will have more details on our quarterly conference call on May 1, but I will quickly highlight a couple of areas that we are focused on.

First, we will accelerate product development efforts to bring our next generation of products to market faster and lead the industry. Second, we will refocus our sales effort on the largest carriers in Europe and North America, and improve our product management effort. Third, we will streamline our management reporting structure and add to our talent pool at Novatel Wireless to improve efficiencies and pursue new opportunities.

To summarize, we are disappointed with our first quarter results and are taking steps to improve the Company.

On another note, we have purchased approximately $9 million worth of Novatel Wireless stock since initiating our $25 million stock repurchase program a little over a month ago. The board will consider whether to expand this program in the coming months. We plan to continue to be aggressive in purchasing in the open markets.

Moving forward, we will provide more details and second quarter guidance on our full earnings call. And we remain confident that we can improve our performance in the second half of the year. And now, Brad, Ken and I will answer your questions. Operator, you can now open it up for questions.

QUESTION AND ANSWER

Operator

Thank you, sir. (OPERATOR INSTRUCTIONS) Our first question comes from the line of Anthony Stoss with Craig-Hallum. Please go ahead.

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Anthony Stoss - Craig-Hallum Capital Group - Analyst

Hi, guys. I’m just wondering if you have any views as to your revenue guidance, your in excess of $500 million, if you can update, I guess, at this time?

Peter Leparulo - Novatel Wireless - CEO

I’m sorry, Tony, on the $500 million?

Anthony Stoss - Craig-Hallum Capital Group - Analyst

Yes, your prior revenue guidance for 2008 was revenue in excess of $500 million without any new verticals. Do you plan to update that yet, or can you give us a sense?

Peter Leparulo - Novatel Wireless - CEO

We don’t plan to look at that yet. This obviously, Tony, is not a full financial call, and we do intend to revisit that internally and, as you might imagine, with a certain level of scrutiny. And what I would do is ask you to wait until the May 1 call on full earnings, when we would provide an update.

Anthony Stoss - Craig-Hallum Capital Group - Analyst

Okay. Then I guess the next question. Peter, you mentioned that the demand shifted toward the lower-end product. What we’ve been hearing out of Novatel for the last couple of months is you’re going to devote a lot of efforts into launching 12 to 15 new products with a lot more feature set, higher-end products. That doesn’t jive with the fact that demand is now going toward the lower-end product. Can you help us understand that?

Brad Weinert - Novatel Wireless - President

Hey, Tony, it’s Brad. I’ll go ahead and take this one, and certainly that is evident. We are speaking specifically of demand for low-end product at one carrier in the first quarter, where we certainly didn’t execute. We had every anticipation of moving the MC727 into the promotional slot, which is a lower-end product, and that did not occur, and that was an execution issue for us. We certainly think there are continued opportunities for differentiated products, and that’s also a penetration strategy that we have going forward to get into some customers that currently don’t have very much revenue in our portfolio right now.

So, while we say that and that’s certainly the case, the promotional products in certain carrier slots are getting the volume, there are opportunities to add value as well. And that’s part of our product portfolio for the year, and part of it is value products. For example, we launched our MC930D product, which is a value proposition in Europe.

Anthony Stoss - Craig-Hallum Capital Group - Analyst

Okay, last question and I’ll jump back in the queue. Can you give us a sense of how weak that one customer was and, if not, can you tell us what your percent of revenues are expected to be in North America, then?

Brad Weinert - Novatel Wireless - President

Right now we’re looking at 65/35 as the mix, within reason. Again, we haven’t fully closed, but that should be within a percentage point or so. And the other question was on, I’m sorry — it was —

Anthony Stoss - Craig-Hallum Capital Group - Analyst

How weak was Verizon?

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TRANSCRIPT

Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Peter Leparulo - Novatel Wireless - CEO

Verizon, Dell and Sprint and Telefonica, were 10% customers in the quarter, and Verizon was our biggest customer. However, we had less than anticipated revenues that hit some of our top accounts within the quarter.

Anthony Stoss - Craig-Hallum Capital Group - Analyst

Okay, great. Thank you.

Operator

Our next question is from the line of Matt Hoffman with Cowen. Please go ahead.

Matt Hoffman - Cowen and Company - Analyst

Yes, hi, gentlemen. Peter, obviously there are some pretty tough circumstances here, but at the same time it’s good to have more traditional leadership structure back in place. So, a couple of questions for you in that vein. As you talk about the delay of the 930D, technical issues here, but is that an outgrowth of the interpretation of the standards by the network provider, or are we talking more about a physical issue, a software issue with the Novatel modems?

Peter Leparulo - Novatel Wireless - CEO

On the 930D for Europe?

Matt Hoffman - Cowen and Company - Analyst

Yes.

Peter Leparulo - Novatel Wireless - CEO

You mean, has it spread out (inaudible) —

Matt Hoffman - Cowen and Company - Analyst

I mean, has it moved HSUPA, HSDPA or HSUPA. Is it a problem with how different operators are interpreting the standards, etc.?

Peter Leparulo - Novatel Wireless - CEO

No. Matt, the issue is specific to a dashboard that was not ready to go at launch and had some problems that had to be corrected and it delayed the launch at the end of the quarter.

Matt Hoffman - Cowen and Company - Analyst

Okay. And, Ken, questions for you. We’re looking at gross margins and the overall SG&A for the quarter. I know that you don’t have full financials, but as we try to get to that $0.13 or $0.16 number, in that range somewhere, was it more of a gross margin impact, or was it more of a cost impact on the SG&A side?

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Ken Leddon - Novatel Wireless - CFO

It was primarily related to the gross margins. We’re not fully closed yet, Matt, but our preliminary closing indicates that our gross margin will be approximately 27%, which is modestly lower than what we had forecasted earlier at 28. And that’s primarily due to the difference in mix than we expected and, secondly, the lower volume overall. We weren’t able to get the leverage on our fixed costs that we’d hoped for.

Matt Hoffman - Cowen and Company - Analyst

And last question, was pricing about what you expected in the marketplace for the quarter in terms of individual model ASPs?

Peter Leparulo - Novatel Wireless - CEO

Yes, overall, I’d say it was very much in line with what we anticipated. It was really the —

Ken Leddon - Novatel Wireless - CFO

The ASP impact on gross margin, that was not the primary impact on it.

Matt Hoffman - Cowen and Company - Analyst

All right. Thanks, gentlemen.

Operator

Thank you. Our next question is from the line of Samuel Wilson with JMP Securities.

Samuel Wilson - JMP Securities - Analyst

Good afternoon. A couple of small questions. First, can you repeat those lists of top customers. You said Sprint, Verizon, and I didn’t hear the rest.

Peter Leparulo - Novatel Wireless - CEO

Dell and Telefonica.

Samuel Wilson - JMP Securities - Analyst

Perfect. Second, can you just talk a second about inventory? Should we expect that inventories were up substantially on the balance sheet? And were you positive cash flow from operations for the quarter?

Ken Leddon - Novatel Wireless - CFO

On the first question, the inventories we expect to be up modestly, but within the range of normal levels for us. Obviously, when we didn’t get the sales that we anticipated, it left us a little higher inventories than what we had planned. And what was the second question?

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Samuel Wilson - JMP Securities - Analyst

Were you cash flow from operations positive for the quarter?

Ken Leddon - Novatel Wireless - CFO

Yes.

Samuel Wilson - JMP Securities - Analyst

Okay. And then last question, on your January conference call, it’s more of a high level question. On your January conference call, you talked a lot about the carriers, reducing the number of vendors and sort of disruptions around that, and those sorts of things. Can you sort of go forward 90 days? Did you see the carriers and your major customers start to bleed out some of these other vendors, bleed down the inventory levels? Are things rolling out here in the first quarter in line with what you expected? Thank you.

Peter Leparulo - Novatel Wireless - CEO

I would say the answer to that is yes, more so with one carrier. The other North American carrier probably has some longer term issues just in terms of channels, and working through that. But certainly we think that the excess or the obsolete inventories that we talked about earlier, for the most part we believe from our visibility, that’s been addressed. And certainly we’re seeing — we’re seeing no long-term effects. On the other carrier, I think we have to wait and see how the — what their longer term strategies in terms of how many channels they have.

Operator

Thank you. Our next question is from the line of George Iwanyc with Oppenheimer. Please go ahead.

George Iwanyc - Oppenheimer - Analyst

Thank you for taking my question. When you look at the lost opportunity in Europe and you’ve seen orders start to recover, do you get the sense that the $10 million can be recovered in 2Q, or is this something that will be pushed out further?

Ken Leddon - Novatel Wireless - CFO

George, because it’s related to a delayed launch, we’ve actually begun shipping on that. But the question remains as to whether or not the entire $10 million will roll forward from the launch date or not. That’s usually the trajectory of a lunch. So, we expect the $10 million to roll forward, but it remains to be seen whether all of that will be able to be recaptured in Q2.

George Iwanyc - Oppenheimer - Analyst

And when you look at accelerating your product development efforts, what type of timetable shall we look at. Is it something from pulling in third quarter products into the first quarter? Is it pulling in something later in the year into midyear? And what type of volume of products are we looking at from a number of different platforms?

Peter Leparulo - Novatel Wireless - CEO

Sure. So, if you take the products in each of our course bases — the response is a little bit qualitatively. What we are going to do is make sure that on all next generation products for our core market, that we are first to market, that those products are first to be marketed into each of our distribution channels at the main operators. So, in terms of the number you can — I don’t actually have the granularity in front of me, but in each of our core spaces, the next generation products, as well as we (inaudible) around current ship sets, will be accelerated. What does that look like in terms of phasing of the year? That means things that are in Q4 will — we are putting all of our efforts to get those launched into Q3. Probably look to the beginning of the second half of the year, when you see the traction on that and getting them into the channels.

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

George Iwanyc - Oppenheimer - Analyst

And just following up on that, how do you expect your R&D costs to trend this year?

Ken Leddon - Novatel Wireless - CFO

A lot of it is in terms of the priority of effort, so I don’t see for the entire year for R&D to be - to really change. It’s just a question of how the R&D phases, and it’s - I also don’t expect the phasing of it to be all that far off from our historical R&D levels. Because it really will be just a question of reprioritizing efforts, not adding new efforts.

George Iwanyc - Oppenheimer - Analyst

Thank you.

Operator

Thank you. Our next question is from the line of John Bright with Avondale Partners. Please go ahead.

John Bright - Avondale Partners - Analyst

Thank you. Good afternoon. The MC727 that you had lower than expected sales from the Enterprise class, I think you guys — or Peter, you alluded to between product cycles with carriers, and this was Verizon. What happened there on the execution side that made this product not successful?

Brad Weinert - Novatel Wireless - President

Well, John, I think it’s a couple of things. One is we’re really disappointed with the sales effort there, and we probably handled some things in a way that could have been done differently. So, I think part of it is just internal execution issues. I also think timing of new product launches within that particular channel impacted our ability to get the promotional slot that we had anticipated and had forecasted. So, I think that it’s timing and execution were the two things that we can look to in terms of why the 727 revenue was not what we thought it was going to be when we gave guidance.

John Bright - Avondale Partners - Analyst

All right. Go ahead?

Peter Leparulo - Novatel Wireless - CEO

As you know, the 727 has had very nice, robust product sales. It really was getting into the distribution channel with the downstream marketing efforts behind that product.

John Bright - Avondale Partners - Analyst

All right. The second question that I have in regards to Sprint. Again, I’m following up on a previous question that Sprint and some others were narrowing the number of vendors per Enterprise as well as retail channel. And there is a thought out there that on the retail side for Sprint there might be something pending there. Do you have any announcements or thoughts on the potential from that business?

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TRANSCRIPT

Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Brad Weinert - Novatel Wireless - President

We don’t have any announcements regarding Sprint, but I can tell you that Sprint was consistent throughout the quarter and sales were as anticipated. I think that Sprint has certainly some things they need to work through, but data remains a major focus of their efforts and we look forward to continuing to contribute to their success there.

John Bright - Avondale Partners - Analyst

Okay, one last one. I know it’s two, but on the share repurchases, Peter, you seem to signal that you’re going to closer look at that with the board; is that fair to categorize those comments that way?

Peter Leparulo - Novatel Wireless - CEO

Yes. The board has continued to look at the share repurchase and balance the varying views about the stock repurchase. So, yes, they will revisit that, as they have historically over the last several weeks since we’ve launched it.

John Bright - Avondale Partners - Analyst

Thank you.

Operator

Thank you. (OPERATOR INSTRUCTIONS) Our next question is from the line of Mike Walkley with Piper Jaffray. Go ahead.

Mike Walkley - Piper Jaffray - Analyst

Thanks. Peter, just a follow-up question on some of your initiatives. You talked about refocusing on large carriers. Can you give a little color on where you see the larger opportunities? Is it U.S. HSPA market, or is it more in Europe?

Peter Leparulo - Novatel Wireless - CEO

It’s both, Mike. We need to refocus on the North American operators as well, and bring those into the fold and gain the traction that we’ve been missing at those operators. Number two, in Europe as well. It’s the tier one operators.

Mike Walkley - Piper Jaffray - Analyst

Great. So, it’s a lot of operators having multiple suppliers, and how long does it normally take to break into a customer with a new design cycle?

Peter Leparulo - Novatel Wireless - CEO

Well, remember, most of the European operators, it’s really a question of making sure that we get the dominant share among the split. Those are already — just about every European tier one operator is a customer of Novatel and has historically been a very healthy customer of Novatel. So, it’s making sure that we get positioned within those customers, as well as in North America. So, I think the effort will not be — certainly not be a sales cycle from a standing start. It’s really getting a split among vendors in our favor.

Mike Walkley - Piper Jaffray - Analyst

Thanks. And just one last follow-up question. Any impact from the component environment? I know there were some component constraints starting off the year here.

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Peter Leparulo - Novatel Wireless - CEO

No, we have no component issues at this time, Mike.

Mike Walkley - Piper Jaffray - Analyst

Okay, great. Thank you very much.

Operator

Our next question is from the line of Kevin Dede with Merriman Curhan. Go ahead.

Kevin Dede - Merriman Curhan Ford & Co. - Analyst

Hi, guys. I guess it’s pretty clear that there’s no change in end-market demand, but could you just sort of give us an overview of what you saw in North America with your major customers and in Europe? Whether or not there’s just been a major change in share with those customers, or what you think is happening in the end market?

Brad Weinert - Novatel Wireless - President

Well, I think overall, Kevin, we see the market as robust. Certainly we’ve seen companies like AT&T, as well as Sprint, Verizon in North America continue to be very aggressive in their plans. In Europe, we have seen Vodafone and Telefonica and TMO be very aggressive in data and certainly are part of our customer equation. And we’ve also seen the Asia Pacific market take off in ways that actually we didn’t anticipate.

One of the issues that we have, and we’re going to address is a mix of customers. We’re not fully taking advantage of some of these opportunities, especially in North America with HSPA, and certainly Asia Pacific, where we have very little penetration, if any.

Really, we haven’t seen any change in demand. What we have seen is, again, that we’ve had some execution issues that we need to deal with, and certainly are in product lifecycle changes that have impacted us in the short term more than anticipated. But, overall, the market is robust, as far as we can see.

Kevin Dede - Merriman Curhan Ford & Co. - Analyst

Okay. Can you talk a little bit to perhaps change in share, then, and how Verizon’s pricing strategy may have affected the way that your product sold given the segmentation policy?

Brad Weinert - Novatel Wireless - President

Yes. In terms of pricing, we haven’t seen any impact yet, on change in their service contract pricing. One of the things when they lowered their service contract pricing, I think $39.95 is that they capped that as well with a fairly low amount of data. So, we haven’t seen the Enterprise adopt that plan. So, it’s good in one way, but we really haven’t seen the impact in terms of volume, at least not from our visibility. I’m sorry, the second question was — can you repeat that, please?

Operator

One moment, sir. Let me open it back up.

Brad Weinert - Novatel Wireless - President

There we go. Sorry, Kevin.

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TRANSCRIPT

Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

Kevin Dede - Merriman Curhan Ford & Co. - Analyst

Yeah, no sweat. It may have instigated a change in share, that’s all I was concerned about.

Brad Weinert - Novatel Wireless - President

Yeah, change in share. Yeah, I think that within our customers, we still believe that we maintain around the same share. We typically have been between 30% and 40% of the market in terms of the way we think it’s defined. Obviously, within any given quarter there are fluctuations, so in all fairness we’re probably going to be down in terms of overall market share this quarter, obviously. I don’t think it’s an indication that we’ve lost particular share with a customer over a long period of time. But certainly our product mix and also truly our ability to deliver product impacted us this quarter in terms of being able to deliver product that was in demand.

Kevin Dede - Merriman Curhan Ford & Co. - Analyst

And before I go here, can you just sort of highlight what your responsibilities will be and what Peters will be so it’s clear? I mean, I think there probably are some other members on the call that have it set, but it’s not so clear for me.

Peter Leparulo - Novatel Wireless - CEO

Let me do that. My responsibility — this is Peter — will be for the entire management of the Company. That includes day-to-day operations of the Company and all strategic decision-making. Basically, the buck stops with me on all of these issues, and the remediation of all these issues and moving the Company back to the lead position. Brad’s going to manage the tactical, short-term operations that deliver our products out there. Does that make it clear for you, because I want to make sure that this is — that you have clarity on this with a lot of precision.

Kevin Dede - Merriman Curhan Ford & Co. - Analyst

Yeah, that helps a lot, Peter, thank you. I’m sure there might be some other questions with regard to that going forward, but we’ll see how it goes for now. Thank you.

Peter Leparulo - Novatel Wireless - CEO

Sure.

Operator

Thank you. And at this time we have no further questions. I’d like to turn the conference back over to you, Mr. Leparulo, for any closing remarks.

Peter Leparulo - Novatel Wireless - CEO

Well, everybody, thank you very much for your questions and we will provide additional information as well as guidance when we give our full Q1 results on May 1. Thank you again. We’ll look forward to talking to you soon. Bye-bye.

Operator

Ladies and gentlemen, this concludes the Novatel Wireless Preliminary First Quarter 2008 Results Conference. Thank you for your participation and you may now disconnect.

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Apr. 14. 2008 / 2:00PM PT, NVTL - Novatel Wireless Reports Preliminary First Quarter 2008 Results Conference Call

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